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            [LETTERHEAD OF ADVANCED MICRO DEVICES INC APPEARS HERE]

                               November 29, 1995

Anthony B. Holbrook
41 Hollins Drive
Santa Cruz, CA 95060

     RE:  Second Amendment to Employment Agreement
          ----------------------------------------

Dear Tony:

     We are pleased that you have decided to continue your part time employment arrangement with Advanced Micro Devices, Inc. (the "Company") until April 25, 1996, upon the terms set forth in the certain agreement dated August 24, 1994, between you and the Company (the "Agreement"), as amended by the letter from me to you dated August 4, 1995. This letter further amends the Agreement by substituting the date "November 30, 1995" in paragraphs 2,3, and 8 of the Agreement with the date "April 25, 1996". All other terms of the Agreement will remain in effect throughout the extended term of the Agreement. This amendment will be deemed effective November 30, 1995.

     If the above meets with your approval, please sign the enclosed copy and return it to me.

                              Very truly yours,

                              /s/ Stan Winvick
                              Stan Winvick
                              Senior Vice President,
                              Human Resources

Accepted and Agreed:


/s/ Anthony B. Holbrook
--------------------------
Anthony B. Holbrook

SW/pom
encl.

cc:  W.J. Sanders III